Exhibit 99.1

Third Quarter 2021 Results Earnings Call

2 Disclaimer: Forward Looking Statements and Use of Non-GAAP Information This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," “forecasts,” "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s ability, including the timing and extent, to successfully support the acceleration and execution of its growth strategy (including the ability to successfully increase marketing and technology improvements on the company’s planned timeline), cost-effectively attract new customers and retain existing customers, including its ability to sustain any increase in demand resulting from both its growth strategy and the COVID-19 (coronavirus) pandemic, and its ability to continue to expand direct-to-consumer product offerings, and to execute operational efficiency practices; its expectations regarding its expenses and net revenue and its ability to grow adjusted EBITDA and to achieve or maintain profitability; changes in consumer behaviors that could lead to declines in demand, including as the COVID-19 pandemic’s impact on consumer behavior, such as travel and dining outl, continues to taper; its ability to attract and retain qualified employees and personnel in sufficient numbers, both generally and in light of ongoing nationwide labor shortages; its expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions and/or increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of the COVID-19 pandemic or otherwise; its ability to effectively compete; its ability to maintain and grow the value of its brand and reputation; its ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; general changes in consumer tastes and preferences or in consumer spending, including as a result of inflation or other negative economic factors, whether as a result of the COVID-19 pandemic or otherwise; any material and adverse impact of the COVID-19 pandemic on its operations and results, such as the need to cancel or shift customer orders, whether as a result of challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers, or supply chain or carrier interruptions or delays; its ability, including the timing and extent, to sufficiently manage costs and to fund investments in its operations in amounts necessary to maintain compliance with financial and other covenants under its indebtedness while continuing to support the execution and acceleration of its growth strategy; its ability to comply with modified or new laws and regulations applying to its business or the impact that such compliance may have on its business; its ability to achieve its environmental, sustainability and corporate governance goals and to adopt its planned corporate governance reforms, in the anticipated timeframe or at all; its vulnerability to adverse weather conditions, natural disasters, and public health crises, including pandemics; its ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 filed with the SEC on November 9, 2021, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also includes adjusted EBITDA, which is a non-GAAP financial measure that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, this non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of this measure to the most directly comparable GAAP measure is included in the Appendix to this presentation. Certain data in this presentation was obtained from various external sources, and neither the company nor its affiliates, advisors, or representatives make any representation as to the accuracy or completeness of that data or any commitment to update such data after the date of this presentation. Such data involve risks and uncertainties and are subject to change based on various factors.

Third Quarter 2021 Business Highlights

4 Linda Findley President and Chief Executive Officer

5 Third Quarter 2021 Financial Highlights ● Net revenue for the third quarter 2021 decreased approximately 2% year over year to $109.7 million and increased approximately 10% compared to net revenue in the pre-pandemic third quarter of 2019 ● Continued year over year growth in Average Order Value(1)(2), which increased approximately 6% to $62.30, reflecting the benefit of the company’s growth strategy. Average Order Value, Orders per Customer(3)(4) and Average Revenue per Customer(5) all showed strong growth compared to the pre-pandemic third quarter of 2019, despite modest declines in those metrics from a year ago as seasonality returned ● Third quarter 2021 net loss was $27.6 million, inclusive of a non-cash charge of approximately $6.4 million related to the change in fair value of the warrant obligation issued to the company’s lenders, Adjusted EBITDA was a loss of $11.7 million ● Subsequent to the third quarter, strengthened balance sheet and significantly improved financial flexibility by completing an equity capital raise with gross proceeds of $78.0 million (1) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period. (2) We define Orders as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers. (3) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period. (4) We determines our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms in a given reporting period. (5) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Customers in that period. (6) Adjusted EBITDA is defined as net income (loss) before interest income (expense), net, other operating expense, gain (loss) on extinguishment of debt, other income (expense), net, benefit (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA.

6 Looking Ahead The cash proceeds provided by the capital raise will allow us to lean into scalable growth, predominantly through new and expanded marketing initiatives ● Over the last two years, we have made and continue to make investments in the rebuilding of our marketing technology capabilities. We also plan to make additional investments in promotions beginning in Q4’21 ● The investments in marketing technology and promotions we plan to make in the balance of the year are intended to position us for top line and customer growth starting in 2022 ● In 2022, we plan to lean further into marketing initiatives already underway, including partnerships, as well as efficiently invest in new customer acquisition channels

7 ESG Commitments Environmental ● We plan to become carbon neutral by the end of Q1 2022 ● We will continue to implement and build on our previously announced packaging and food waste sustainability initiatives with additional efforts to be developed around logistics, sourcing and production Social ● We will continue to build on the benefits offered to our employees ● We have increased the minimum wage to $18 per hour for full-time hourly employees Governance ● The outstanding Class B high vote common shares were converted into shares of Class A common stock, which occurred in September 2021 as part of the capital raise ● We now have a fully independent Board, with the exception of CEO Linda Findley ● We committed to using reasonable best efforts to have at least 50% women and 50% racially diverse Board of Directors, following the company’s 2022 Annual Meeting

Third Quarter 2021 Financial Results

9 Randy Greben Chief Financial Officer

10 Third Quarter Performance Net revenue declined year over year as the Q3’20 period benefited from the highest levels of demand during the pandemic; marketing investments returned to more normal levels following a pullback in Q3’20 to manage fulfillment center capacity during the pandemic 13.5% 9.7% 10.8% 15.4% % of Net Revenue Net Revenue ($M) $109.7 Million -2.3% YoY Marketing ($M) 13.5% As a percentage of Net Revenue 13.2% 12.2%

11 Third Quarter Performance Continued progress on our growth strategy contributed to a near record level Average Order Value in the third quarter of 2021 (1) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e‑commerce platforms in a given reporting period divided by the number of Customers in that period. (2) We define Orders Per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period. Orders is defined as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers. We determine our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms in a given reporting period. (3) We determines our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms in a given reporting period. (4) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period. 6.4% 1.7% 6.8% 5.7% 21.9% 21.7% 22.5% -0.4% YoY Growth 14.9% -7.4% 20.0% 15.2% Average Revenue Per Customer (1) Orders Per Customer (2) (3) Average Order Value (4) -0.2% -1.9% 3.0%

12 Increased food and shipping costs along with investments in support of the company’s growth strategies contributed to a decrease in Net Revenue less COGS margin as well as higher PTG&A compared to the prior year Third Quarter Performance 32.1% 30.0% 31.9% 28.2% % of Net Revenue (1) Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue. Net Revenue Less COGS Margin(1) 33.1% -50 bps YoY PTG&A ($M) $35.2 Million +4.6% YoY 29.7% 35.5%

13 Third Quarter Performance Strong prior year performance reflecting heightened levels of demand led to year over year decrease in Net Loss and Adjusted EBITDA. Third quarter 2021 Net Loss includes a non-cash charge of $6.4 million related to the change in fair value of the warrant obligation to its lenders (1) Adjusted EBITDA is defined as net income (loss) before interest income (expense), net, other operating expense, gain (loss) on extinguishment of debt, other income (expense), net, benefit (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA. Net Loss ($M) $(27.6) Million Adjusted EBITDA ($M)(¹) $(11.7) Million Q3 ‘19 Q3 ‘20 Q4 ‘20 Q1 ‘21 Q2‘21 Q3‘21 Q3 ‘19 Q3 ‘20 Q4 ‘20 Q1 ‘21 Q2‘21 Q3‘21

Q&A

Appendix: Adjusted EBITDA Reconciliation

17 Reconciliation of Quarterly Net Income (Loss) to Adjusted EBITDA Q3 2019 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 (in millions) Net income (loss) $(26) $(15) $(12) $(16) $(19) $(28) Share-based compensation 3 2 2 2 3 2 Depreciation and amortization 7 6 6 6 6 6 Other operating expense 1 1 - - - - Gain (loss) on extinguishment of debt - - - - 4 - Interest (income) expense, net 2 1 2 2 3 2 Other (income) expense - - - - (1) 6 Provision (benefit) for income taxes 0 0 0 0 0 0 Adjusted EBITDA $(13) $(5) $(2) $(6) $(4) $(12)